GC INTERNATIONAL, INC.
                                156 Burns Avenue
                           Atherton, California 94027




Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of GC International, Inc. which will be held on Monday, November 15, 1999, at 3:00 p.m. Pacific Standard Time at the office of the Company's legal counsel, Coblentz, Patch, Duffy & Bass LLP, 222 Kearny Street, 7th Floor, San Francisco, California 94108.

         The formal notice of the Annual Meeting and the Proxy Statement are a part of this invitation.

         After reading the Proxy Statement, please complete, sign and return, at an early date, the enclosed Proxy in the prepaid envelope so that your shares will be represented.

         I am pleased to enclose the Company's Annual Report to Shareholders for 1999 on Form 10-K as filed with the Securities & Exchange Commission.

         The Board of Directors and management look forward to seeing you at the meeting.

                                        Sincerely,


                                    /s/ F. Willard Griffith II
                                    --------------------------
                                        F. Willard Griffith II
                                        Chairman of the Board


October 25, 1999

                             GC INTERNATIONAL, INC.
                                156 Burns Avenue
                           Atherton, California 94027


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 15, 1999


         Notice is hereby given that the Annual Meeting of Shareholders of GC International, Inc. (the "Company") will be held on November 15, 1999 at the offices of the Company's legal counsel, Coblentz, Patch, Duffy & Bass LLP, 222 Kearny Street, 7th Floor, San Francisco, California 94108, for the following purposes:

     1. To elect four directors. Management's nominees for election are F. Willard Griffith II, Richard R. Carlson, Carol Q. Griffith, Carol J. Carlson.

     2.   To approve the adoption of the 1999 Stock Option Plan.

     3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         All of the above matters are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on October 11, 1999, as the Record Date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         In order that your shares may be represented at this meeting, please sign and return the enclosed Proxy promptly. A self-addressed envelope, which requires no postage, is enclosed.

                                     By Order of the Board of Directors,

                                 /s/ F. Willard Griffith II
                                 --------------------------
                                     F. Willard Griffith II, Secretary


October 25, 1999


IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE WHICH HAS BEEN PROVIDED.

                             GC INTERNATIONAL, INC.
                                156 Burns Avenue
                           Atherton, California 94027



                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held November 15, 1999



         This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of GC International, Inc. ("GC" or the "Company") of proxies to be used at the Annual Meeting of Shareholders which will be held on November 15, 1999, at the office of the Company's legal counsel, Coblentz, Patch, Duffy & Bass LLP, 222 Kearny Street, 7th Floor, San Francisco, California 94108, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Proxy were first mailed to shareholders eligible to vote at the meeting on or about October 25, 1999. A copy of the Company's Annual Report to Shareholders for 1999 on Form 10-K accompanies this Proxy Statement.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy and any additional soliciting material furnished to shareholders, will be borne by GC. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses.

         The Company's principal executive offices are located at 156 Burns Avenue, Atherton, California 94027.

                          RECORD DATE, SHARE OWNERSHIP
                                AND VOTING RIGHTS

         The close of business on October 11, 1999, was the Record Date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, GC had outstanding 5,423,191 shares of Common Stock. All of the outstanding shares of GC Common Stock on the Record Date are entitled to vote at the Annual Meeting, and shareholders of record entitled to vote at this meeting will have one vote for each share so held on the matters to be voted upon, including voting on the election of directors. Each shareholder is entitled to one vote for each share of the Company's Common Stock held by him or her. However, in the election of directors, if prior to the voting any shareholder gives notice at the meeting of his or her intention to cumulate his or her votes, every shareholder shall be entitled to the number of votes equal to the number of shares owned by him or her multiplied by the number of directors to be elected. In the event that cumulative voting occurs, each shareholder may cast all such votes for a single nominee or distribute them among two or more nominees. No shareholder may cumulate votes for any candidate whose name has not been placed into nomination prior to the voting.

                              REVOCATION OF PROXIES

         Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive offices as set forth above in an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specifications are made, proxies will be voted (1) FOR the election of the four nominees for director, (2) FOR the approval of the 1999 Stock Option Plan, and
(3) as the proxy holders may determine on any other matters which may properly come before the meeting.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

         Four directors are to be elected at the 1999 Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and qualified, or until his earlier death, resignation or removal. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

         If any nominee is not available for election (a contingency the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee; proxies in the accompanying form will be voted for the election of any substitute nominee, unless authority to vote such proxies in the election of the directors has been withheld.

Information with Respect to Nominees

         The names of and certain information with respect to the persons nominated by the Board of Directors for election as directors, and the beneficial ownership of shares of common stock as of September 29, 1999, by each nominee and all current executive officers and directors as a group, are included in the following table. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares of common stock shown in the table. Ownership information is based upon information furnished by the respective nominees.

         Name            Age              Position                Director Since
         ----            -------------------------------------------------------

F. Willard Griffith II   67      Chairman, CEO, CFO, Secretary,
                                 and Assistant Treasurer               1975

Richard R. Carlson       70      President, Chief Operating Officer,
                                 Treasurer, Assistant Secretary;
                                 Director                              1975

Carol J. Carlson         70      Director                              1987

Carol Q. Griffith        65      Director                              1987

     F. Willard Griffith II co-founded GC in March 1975 and has been Chairman and Chief Executive Officer since that date and has been Secretary and Assistant Treasurer of the Corporation since 1981. Mr. Griffith is a graduate of Purdue University with a BS degree in Electrical Engineering.

     Richard R. Carlson co-founded GC in March 1975 and has been President, Chief Operating Officer and a director of GC since that date and has been Treasurer and Assistant Secretary since 1981. Mr. Carlson is a graduate of the University of Minnesota with a BS and MS in Industrial Engineering.

     Carol Griffith is the spouse of F. Willard Griffith II, and from March 1975 to July 1981, Mrs. Griffith was Vice President, Secretary of the Corporation and a Director. Mrs. Griffith was re-elected a Director in November 1987.

     Carol Carlson is the spouse of Richard Carlson, and from March 1975 to July 1981, Mrs. Carlson was Vice President, Treasurer of the Corporation and a Director. Mrs. Carlson was re-elected a Director in November 1987.


The Board of Directors recommends a FOR vote for the nominees.


                                 PROPOSAL NO. 2

                   ADOPTION AND APPROVAL OF STOCK OPTION PLAN

General

         Subject to stockholder approval, the Company has adopted the GC International, Inc. 1999 Stock Option Plan (the "1999 Plan") to encourage stock ownership by eligible employees, officers, directors and consultants.

         The number of options that will be granted to the Company's executive officers and directors pursuant to the 1999 Plan in the future is not currently determinable.

Summary of the 1999 Plan

         The essential features of the 1999 Plan are outlined below.

         Purpose. The purpose of the 1999 Plan is to attract and retain the best possible personnel for positions of substantial responsibility with the Company and to provide additional incentive to employees, officers, directors and consultants of the Company to promote the success of the Company. The 1999 Plan provides eligible participants (each a "Participant") an opportunity to purchase shares of the common stock ("Common Stock") of the Company pursuant to incentive stock options ("ISOs") or nonstatutory stock options ("NSOs") (ISOs and NSOs are collectively referred to hereinafter as "Options), to receive restricted stock ("Restricted Stock"), and to benefit from the grant of stock appreciation rights ("SARs").

         Administration. The 1999 Plan must be administered by a committee (the "Committee") of no fewer than three members appointed by the Board of Directors (the "Board"). The interpretation and construction of any provision of the 1999 Plan by the Committee shall be final and binding.

         Shares Subject to the 1999 Plan. A total of 1,700,000 shares of the Company's Common Stock are reserved under the 1999 Plan. In the event any change is made in the Company's capitalization as a result of a stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Common Stock, appropriate adjustments shall be made the aggregate number of shares subject to the 1999 Plan and the Option Price (as defined below) and in the number of shares subject to the Options.

         Eligibility. Persons eligible under the 1999 Plan for grant of Options, SARs or Restricted Stock are such employees, officers, directors and consultants of the Company as the Committee shall designate from time to time.

         Option Price. The option price ("Option Price") is determined by the Committee but (i) in the case of an Option intended to qualify as an ISO shall generally not be less than the fair market value of the Common Stock on the date the Option is granted, and (ii) in the case of an Option not intended to qualify as an ISO shall not be less than eighty-five percent (85%) of the fair market value of the Common Stock on the date the Option is granted. In the case of a grant of an ISO to a Participant possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted.

         Terms and Conditions of Options. The terms of Options granted under the 1999 Plan are to be determined by the Committee. Each Option is to be evidenced by a stock option agreement (a "Stock Option Agreement") between the Company and the optionee. The term of each Option shall be for no more than ten years, provided, however, that in the case of grant of an ISO to a Participant possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or its affiliates, the term shall be no more than five years. Other terms and conditions of the Options, including method of exercise and payment upon exercise of Options, shall be as contained in the 1998 Plan or the Stock Option Agreement.

         Stock Appreciation Rights. The Committee may authorize the surrender by a Participant of all or part of an unexercised Option and authorize a cash payment in consideration thereof of an amount equal to the difference obtained by subtracting the Option Price of the shares of Stock then subject to exercise under such Option from the Fair Market Value (as defined in the 1999 Plan) represented by such shares on the date of surrender.

         Restricted Stock. The Committee may approve the grant or sale of Restricted Stock to any eligible person. Such grant or sale shall be evidenced by a restricted stock agreement, subject to which holders of Restricted Stock shall have all the rights of holders of nonrestricted stock of such class or series, including voting rights and the right to receive dividends and other distributions.

         Withholding. The Company shall have the right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements imposed with respect to any grant or exercise of Options under the 1998 Plan.

         Nontransferability. Each Option granted pursuant to the 1999 Plan shall, during optionee's lifetime, be exercisable only by the Participant, and shall not be nontransferable other than by will or the laws of descent and distribution, and shall not be pledged or hypothecated.

         Amendment and Termination of the 1999 Plan. The Board may at any time suspend or terminate the 1999 Plan, and may amend it in its discretion; provided, however, except as otherwise provided in the 1999 Plan, the Board shall not amend the 1999 Plan (a) to increase the maximum number of shares subject to the 1999 Plan, or (b) to change the designation or class of employees eligible to receive options under the 1999 plan, without the consent of shareholders sufficient to approve the 1999 Plan.

         The 1999 Plan shall terminate ten years from the date of its adoption, unless previously terminated by the Board.

         Investment Purpose. At the time of exercise of any Option or the purchase of Restricted Stock, the Committee may require, as a condition to the issuance of any shares to Participant, that Participant represent in writing to the Company that it is Participant's intention to acquire the shares for investment and not with a view to the distribution thereof or that the Participant agree to any other appropriate restriction on transfer of the shares.

         Indemnification. Members of the Board and the Committee shall be indemnified and held harmless by the Company against and from any and all liabilities that may be imposed against them in connection with the 1999 Plan, subject to such limitations and further conditions as specified in the 1999 Plan.

Federal Income Tax Information

         Under current federal law, an optionee will not recognize any taxable income at the time he or she is granted a NSO. Upon the exercise of a NSO, the amount by which the fair market value of the shares on the date of exercise exceeds the Option Price is taxed to the optionee as ordinary compensation income. In general, the Company is entitled to an income tax deduction based on the amount of the ordinary compensation income realized by the optionee. At such time as the optionee sells shares issued to him upon exercise of his option, if the shares were held as capital assets, he will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for more than one year before sale) in an amount equal to the difference between his tax basis in the shares and the selling price. The Company is not entitled to any tax deductions with respect to capital gains realized by the optionee.

         The foregoing is only a summary of the effect of current federal income taxation upon the optionee and the Company with respect to the grant and exercise of Options under the 1998 Plan, does not purport to be complete, and does not discuss, among other things, the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside. The Company suggests that optionees consult with their individual tax advisors to determine the applicability of the tax aspects of Options to their personal tax circumstances.

Information as to 1999 Plan Stock Option Awards

         No options have been issued under the 1999 Plan.

Vote Required; Recommendation of Board of Directors

         The affirmative vote of the holders of a majority of the shares repre-sented in person or by proxy and voting at the Annual Meeting on this Proposal No. 2 will be required to approve the 1999 Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE"FOR" THIS PROPOSAL.

Principal Shareholders

         The following table sets forth certain information regarding the ownership of the Company's common stock as of December 1, 1998, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown.

                                                          Shares
                                                       Beneficially        Percent
Names and Addresses                                       Owned            Of Class
-------------------                                       -----            --------
Gemstar LTD                             (1)(3)(4)(5)     1,466,119        27.03%
F. Willard Griffith II and
Carol Q. Griffith, General Partners
c/o GC International, Inc.
4671 Calle Carga
Camarillo, CA 93012

Carol Q. Griffith                                          16,279          .30%
c/o GC International, Inc.
4671 Calle Carga
Camarillo, CA 93012

Jascat LTD                              (2)(3)(4)       1,478,150        27.25%
Richard R. Carlson and
Carol J. Carlson, General Partners
C/o GC International, Inc.
4671 Calle Carga
Camarillo, CA 93012

All officers and directors as a group   (3)(4)          3,023,418
  (6 persons)
______________________
                                       6

(1) Includes 37,409 shares held for the Griffith children and a grandchild as to which beneficial ownership is disclaimed.
(2) Includes 33,200 shares held for the Carlson children and grandchildren as to which beneficial ownership is disclaimed.
(3) Excludes presently exercisable options to purchase 500,000 shares each held by Messrs. Griffith and Carlson.
(4) Excludes presently exercisable options to purchase 360,000 shares held by officers and key managers.
(5)  Excludes shares beneficially owned by spouse disclosed elsewhere herein.

         The  Carlsons  and  the   Griffiths,   together   with  their   limited
partnerships and families, control 2,960,548 shares of the 5,423,191 shares outstanding and have the ability to control the Company.

Meeting of the Board; Certain Committees

         During 1999, there were two meetings of the Board of Directors, and the Board acted by unanimous written consent on four occasions. Each of the directors attended all of the meetings of the Board of Directors held during the fiscal year.

         The Board of Directors has no committees.

Executive Compensation

The remuneration of each of the five most highly compensated executive officers and directors of GC whose cash and cash-equivalent remuneration exceeded $100,000 during the fiscal year ended June 30, 1999, was as follows:

                                                       SUMMARY COMPENSATION TABLE

                                           Annual Compensation                  Long-Term Compensation
                                           -------------------                  ----------------------

                                                                     Other                                     All
Name & Principal                                                     Annual   Restricted                      Other
Position                                                            Compen-     Stock   Options     LTIP      Compen-
                             Year       Salary          Bonus       sation      Awards    SAR's    Payouts    sation
                             Paid         ($)            ($)           ($)       ($)       ($)       ($)       ($)
                                                         (1)           (2)
                             1999       274,194        10,300        7,102       -0-       -0-       -0-       55,000
F. Willard Griffith II ..    1998       215,696        10,300       36,470       -0-       -0-       -0-       -0-
Chairman & CEO ..........    1997       215,789           200       38,120       -0-       -0-       -0-       -0-

                             1999       274,194        10,300        7,102       -0-       -0-       -0-       -0-
Richard R. Carlson ......    1998       215,696        10,300       36,470       -0-       -0-       -0-       -0-
President & COO .........    1997       215,789           200       38,120       -0-       -0-       -0-       -0-

Michael Shoemaker .......    1999       125,744         5,300       -0-          -0-       -0-       -0-       -0-
President & General Mgr .    1998       114,054         7,500       -0-          -0-       -0-       -0-       -0-
ALJ Division ............    1997       129,716         2,000       -0-          -0-       -0-       -0-       -0-

                                       7

(1) Cash bonuses were paid in 1999, as shown. A Christmas bonus was also paid to all employees. Officers of the corporation receive standard benefits of medical and other group insurance available to at least 80% of all other employees. Executives and salesmen of the Company also receive the use of a Company automobile and reimburse the Company for personal or commuting use.

(2) Other annual compensation includes contractual amounts and accruals not paid. The Company is currently paying certain prior year salary and bonus accruals. No shown in "All other compensation."

The Company has not included in the table above the value of incidental personal perquisites furnished by the Company to its executive officers, since such incidental personal value did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonuses reported for the named executive officers in the table above, and the calculation as to such incidentals cannot be ascertained without incurring an unreasonable expense.

Directors Compensation

         Directors of the Company do not receive any compensation for performing their duties as a director.

Executive Officers of the Company

         The executive officers of the Company and their ages as of the Record Date, are set forth below.

                                                                                       Served As
             Name            Age             Position with GC                        Officer Since
             ----            ---             ----------------                        -------------
F. Willard Griffith, II       67   CEO, CFO, Secretary, Assistant Treasurer              1975

Richard R. Carlson            70   President, COO, Treasurer, Assistant Secretary        1975

H.J. Jackson                  63   President and General Manager                         1989
                                   Apollo Masters Division

Michael Shoemaker             58   President and General Manager                         1979
                                   A. L. Johnson Division

                  F. Willard Griffith II co-founded GC in March 1975 and has been Chairman and Chief Executive Officer since that date and has been Secretary and Assistant Treasurer of the Corporation since 1981. Mr. Griffith is a graduate of Purdue University with a BS degree in Electrical Engineering.

         Richard R. Carlson co-founded GC in March 1975 and has been President, Chief Operating Officer and a director of GC since that date and has been Treasurer and Assistant Secretary since 1981. Mr. Carlson is a graduate of the University of Minnesota with a BS and MS in Industrial Engineering.

         H.J. Jackson joined GC as Vice President of Corporate Marketing in March 1989 and was appointed to the position of Vice President and General Manager of Apollo in January 1991 and in 1997 was made President of the Division.

         Michael Shoemaker joined GC in 1975 as an employee of ALJ, where he had been employed since 1960. Since July 1995, Mr. Shoemaker has been Vice President and General Manager of ALJ, Camarillo and in 1997 was made President of the Division. Since 1979, Mr. Shoemaker had been Vice President and General Manager of the ALJ North.

Employment Contracts

         Pursuant to their employment contracts, expiring in 2008, Mr. Griffith and Mr. Carlson are each entitled to receive a base salary ($5,381 week) increased by a cost-of-living adjustment each year, plus an incentive performance bonus equal to five percent of the Company's pretax, pre-bonus profit as defined in employment contracts. In addition, Messrs. Griffith and Carlson are entitled to a fixed payment of $10,000 per year. The contracts have an acceleration provision in the event of early termination. The employment contracts also provide for salary continuation in the event of disability and under a Death Benefit Agreement, in the event of death of the employee, the Company is obligated to pay first the employee's contract obligations until the end of the contract and to thence employee's designated beneficiary, a death benefit of approximately $15,488 per month in 1999, increased by an annual cost-of-living adjustment factor until the death of that beneficiary or July 1, 2008, whichever is later.

         Mr. Shoemaker has an employment contract expiring in July 2008 entitling Mr. Shoemaker to receive in salary $2,435 week increased by the cost-of-living and a death benefit agreement which requires the Company, in the event of the death of Mr. Shoemaker, to pay to his designated beneficiary, $5,000/month until the earliest of March 15, 2008 or the death of the employee and the subsequent death of the employee's designated beneficiary. In addition, Mr. Shoemaker receives a bonus, in 1999, based on sales and profits.

         The Company owns and is the beneficiary of a key man life insurance policy in the face amount of $1,000,000 each on the lives of Messrs. Griffith and Carlson and in the amount of $500,000 on Mr. Shoemaker. The Company believes that the key man life insurance would provide sufficient funds to the Company for payments of the death benefit and for other corporate purposes in locating and training a replacement for the deceased.

1988 Stock Option Plan

         In September 1988, GC adopted the 1988 Stock Option Plan pursuant to which GC may grant Incentive Stock Options (ISO), Non-Qualified Stock Options
(NQSO), and Stock Appreciation Rights (SAR) to purchase up to 1,700,000 shares of the Company's stock. The purchase price of common stock upon exercise of options granted under the Plan may not be less than the fair market value of the common stock at the date of grant as determined by the Board of Directors. Options to purchase a total of 1,360,000 shares of GC's common stock have been granted. As of The Record Date no options have been exercised and remain outstanding.

         The following chart sets forth all of the options held as of June 30,1999, by each of the officers or directors of GC and by all option holders as a group. All options are currently exercisable.

                                            Options Held
                                        As of June 30, 1999


                                                      Average
                                     No. of          Per Share
                                     Shares        Exercise Price
                                 --------------- -------------------
1998

                                        500,000        $ . 06
F. W. Griffith II
                                        500,000        $ . 06
Richard R. Carlson
                                        130,000        $ . 06
H. J. Jackson
                                         50,000        $ . 06
Michael Shoemaker
                                         80,000        $ .15
                                 ---------------

All officers and directors            1,260,000

Total options outstanding             1,360,000        $ .081


         No options were exercised in 1999.

         By virtue of holding such options, the above described persons possess the opportunity to profit from a rise in the share market price, and the exercise of such options would dilute the interests of shareholders. The Company will obtain additional equity capital upon exercise of such options, but it is possible that the terms of such options will not be as favorable as those which could then be obtained by the Company from other sources of capital.

         The Board of Directors, the current administrators of the 1988 Stock Option Plan, in its discretion, determines which employee is eligible to receive options, the amount of shares, and the terms on which the option is granted. The primary criteria used by the Board in determining the size of the option is the importance to the Company of the skills of the employee receiving the issuance.

         The Board of Directors may not issue any options to any member of the Board without engaging an impartial outside Committee who determines the appropriateness of the issuance.

         The administration of the 1988 Plan will be integrated with the 1999 Plan assuming stockholders approval of the Plan.

1999 Stock Option Plan

         On September 13, 1999, GC's Board of Directors adopted the 1999 Stock Option Plan which will be presented for approval by the stockholders at the annual meeting. No options have been granted to date under the 1999 Plan.

401(k) Retirement Plan

         In April 1996, the Company's Board of Directors authorized the adoption of the Company's 401(k) Retirement Plan to enable employees the opportunity to save for future retirement. The Board has authorized a Company matching contribution of up to $300 on a $1 matching for each $3 contributed by the employee. The matching contribution is determined by the Board of Directors and may be changed at any time. At June 30, 1999, 32 employees are participating and the Company's contribution in 1999 was $18,776.

Certain Transactions

         The Company leases a building from CJ Squared LLC, formed by F. Willard Griffith II, Richard R. Carlson, Carol Q. Griffith and Carol J. Carlson who are officers and director/stockholders, for approximately $13,097 per month as of January 1, 1999 under a lease which expires December 31, 2004.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Annual Meeting of Shareholders to be held in 2000 must be received by June 30, 2000, in order to be considered for inclusion in the proxy statement and proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be acted upon at the Annual Meeting. However, if any other matter is properly brought before the meeting, proxy holders will vote thereon in accordance with their best judgment.

                                   CONCLUSION

         It is important  that proxies be returned  promptly.  Shareholders  are
requested   to  vote,   sign,   date  and  return  the  proxy  in  the  enclosed
self-addressed envelope as soon as possible.

                                    By Order of the Board of Directors.



                                /s/ F. Willard Griffith, II
                                ---------------------------
Dated: October 25, 1999             F. Willard Griffith, II
                                    Secretary

Copies of SEC Form 10-K for the year ended June 30, 1999, may be obtained from the company without charge by writing to:

                             GC International, Inc.
                         Attn: Corporate Communications
                                156 Burns Avenue
                               Atherton, CA 94027

PROXY                       For the Annual Meeting Of                      PROXY
                     Stockholders of GC International, Inc.
               Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints F. Willard Griffith II or Richard R. Carlson, or either of them, as proxies or __________________ (stockholders may strike the person(s) designated by Management and insert the name and address of the person(s) to vote the proxy and mail the proxy to the named proxy holder(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting Of Stockholders of GC International, Inc. (the ACorporation@), to be held at 3:00 p.m. on November 15, 1999, at the law offices of Coblentz, Patch, Duffy & Bass LLP, 222 Kearny St. 7th Floor, San Francisco, California 94108, or any adjournments thereof, on the following matters:

1.       Election of Directors.

          To elect management's nominees: F. Willard Griffith II, Richard R. Carlson, Carol Q. Griffith and Carol J. Carlson to serve as directors of the Corporation.

FOR all the Nominees |_|     WITHHOLD AUTHORITY to vote for all the Nominees |_|
WITHOLD AUTHORITY to vote for the following nominees: __________________________

2.       Proposal  for approval and adoption of the 1999 Stock Option Plan

                 |_|   For         |_|   Against |_|   Abstain

(Continued on reverse side.)

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, and 3. This proxy is solicited on behalf of the Board of Directors of GC International, Inc.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.


                                             Date:  ____________________________


                                             ___________________________________
                                             Signature:

                                             ___________________________________
                                             Signature:

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)